CME-SARBU FUNDING AND SHARE SALE AGREEMENT
Dated March 12th 2004
Between:

(1)
Pro Entertainment and Media, a company established in Cyprus with registered office at Julia House, 1st. Floor, 3 Themistocles Dervis Street, CY-1066, represented by Tina Hadjinicolaou and Sophia Ioannou, hereinafter referred to as “PEM”;

(2)
Adrian Sarbu, a Romanian citizen resident of Romania with his domicile at Calea Dorobantilor nr. 230, Sector 1, Bucharest, having ID number RT 000114 issued by SEP on 29 October 1998, CNP 1550418400654 hereinafter “Sarbu”; and

(2)	CME Romania BV, a company incorporated in the Netherlands, having its headquarters at Birkstraat nr. 89, 3768 HD, Soest represented by Alphons van Spaendonck and Pan Invest BV (hereinafter “CME”).

Hereinafter “the Parties”

WHEREAS

A	Sarbu wishes to repay in full all amounts outstanding to Ion Tiriac and Rootland Trading Ltd. (hereinafter “Rootland”) under the frame agreement signed between Sarbu, Ion Tiriac and Rootland in 2002;

B
Sarbu wishes to sell to CME 14% of the share capital of Media Pro International SA (“MPI”) and Pro TV SA (“Pro TV”) currently held by Rootland for US$ 20,300,000 subject to a number of conditions precedent being fulfilled; and

C
CME wishes to assist Sarbu in repaying all amounts due by him to Ion Tiriac and Rootland under the frame agreement in exchange for Sarbu agreeing to sell CME 14% of the share capital of MPI and Pro TV and completing a number of conditions precedent.

THE PARTIES HEREBY AGREE

1.	The Loan and Pledge Agreement

1.1
CME or its sole shareholder CME Media Enterprises BV will grant to PEM, a company controlled by Sarbu, a loan for US$ 14 million at an interest rate of 3-month US$ LIBOR + 1% for a period of 4 months for the purpose of repaying all amounts due to Rootland and Ion Tiriac under their frame agreement. The loan agreement will be executed in the form attached at Annex 1;

	1.2	Sarbu will secure the loan monies by way of pledging his 14% stakes in the share capital of MPI and Pro TV in the form of the two pledge agreements attached at Annex 2 & 3. As stated within both attached pledge agreements, CME will be entitled to execute both pledges upon non-repayment of the loan principal of US$ 14 million plus all accrued interest within 4 months from the date of this agreement;

2.	Sarbu Employment Agreement

2.1
CME undertakes to take all steps necessary in order for the Boards of Administration of MPI and Pro TV to complete a new four year employment contracts with Mr. Sarbu to include both salary and bonus compensation.

	2.2	CME undertakes to ensure that the employment agreements mentioned in clause 2.1 will be entered into within one month of the date of this Agreement, effective date 1 January 2004.

3.	Put Option Agreement

3.1
CME undertakes to complete a Put Option Agreement under which Sarbu would be able to oblige CME to acquire 5% in MPI and Pro TV at any time between March 2006 and March 2009 from either Sarbu’s direct shareholdings or those of Rootland;

	3.2	CME further undertakes to purchase whatever Sarbu’s and/or Rootland’s remaining stakes in MPI and Pro TV (either 15% or 20%) at any stage as from March 2009;

3.3
For both potential Put Options, the value of the stake available for CME to purchase will be established by Sarbu and CME, each appointing their own bank to prepare a valuation. So long as the valuations are within 20% of each other, a mid-point would be used to establish the purchase price. If the valuations are further apart, both banks will appoint a third bank to carry out a third valuation. This third valuation will be triangulated with the first two valuations so that the average of the three will become the purchase price; and

3.4
CME will enter into such a Put Option Agreement within a month of the date of this Agreement so long as reasonable co-operation from Sarbu is received in order to finalise the necessary documentation in order to do this.

4.	Purchase by CME of shares in MPI and Pro TV

	4.1	Upon repayment in full of all monies due to Ion Tiriac under the frame agreement, Sarbu and PEM will ensure that PEM becomes the sole shareholder of Rootland;

4.2
Upon PEM becoming the sole shareholder in Rootland, it and Sarbu will jointly or severally take all steps necessary to ensure that Rootland transfers to CME 14% of the share capital of MPI and 14% of the share capital of Pro TV (“the Shares”) for the consideration set out below in clause 4.3 whilst simultaneously amending the minority shareholder protection rights currently set out in the articles of MPI and Pro TV (at clauses 9.6) so that Sarbu retains the minority protections set out in Annex 3 of this Agreement;

4.3
In consideration for PEM and Sarbu jointly or severally taking the steps set out in article 4.2 to acquire the Shares, CME agrees that it will pay an amount of US$ 20,300,000 that is broken down as follows:

4.3.1
US$ 14,000,000 plus interest accrued on the loan made by CME or CME Media Enterprises BV as at the date of the transfer of the Shares envisaged in article 2.2 will be offset against that portion of the purchase price for the Shares so that the loan to PEM will be extinguished without the requirement to send these monies to PEM for immediate repayment to CME or CME Media Enterprises BV;

4.3.2
US$ 3,406,512.55 (as at 15 March 2004) that represents outstanding loan amounts due to CME by Video Vision International SRL and Intermedia SRL, both of which had been guaranteed by Sarbu that will be offset by CME in order to clear all outstanding amounts due under these loans; and

	4.3.3	US$ 20,300,000 less the amounts specified in articles 4.3.1 and 4.3.2 to be sent by wire transfer to PEM.

5.	Events of Default, Damages

In the event that Sarbu and PEM, jointly or severally, do not use the loan monies to acquire Rootland and then enter into the necessary share transfer documents and amending documents to effect a transfer of the Shares to CME with the articles of MPI and Pro TV being so amended to alter the minority protection rights to those set out in Annex 4, CME will be entitled to execute the pledge agreement in accordance with the loan (Annex 1) and pledge agreements (Annexes 2&3) attached or to convert the loan into shares representing 14% of MPI and 14.03 % of Pro TV SA, upon its wish; and

6.	Undertakings

PEM and Sarbu undertake to complete the steps set out in clauses 1 and 4 as the mechanism under which the US$ 14 million loan will be repaid. PEM and Sarbu further undertake not to repay the US$ 14 million loan prior to the transfer of the Shares to CME under any circumstances.

7.	Notices

	7.1	Any notice, request or other communication between the Parties under this Agreement shall only be valid if made in writing and sent as follows:

		·	by one Party to the duly representative of the other Party, with signature on receipt;

		·	by letter with acknowledgement of receipt; or

		·	by fax with acknowledgement of receipt.

	7.2	Any notice pursuant to this Agreement, shall be made by registered mail or by fax addressed to the Parties at the following addresses:

         To CME Romania BV at

            Birkstraat nr. 89, 3768 HD Soest, the Netherlands

            Tel:  00 313 560 37855

            Fax:  00 313 560 30359

            For the attention of: Alphons van Spaendonck

            To PEM at

            Julia House, 1st. Floor, 3 Themistocles Dervis Street, CY-1066,

            Nicosia, Cyprus

    For the attention of:                    Tina Hadjinicolaou

                           Sophia Ioannou

            To Sarbu at:

            Calea Dorobanti nr. 230, sector 1

            Bucuresti, Romania

8.	Applicable law, Litigation

	8.1	This Agreement shall be construed, interpreted and governed in accordance with the laws in force of the Netherlands; and

8.2
Any dispute, claim, litigation or controversy between the Parties, as arising from or in connection with the present Agreement, will be settled, if no amicable settlement is reached, by arbitration which will take place in Amsterdam. The arbitration proceedings will be conducted in accordance with the Rules of Arbitration of the United Nations Commission on International Trade Law (UNCITRAL Rules) in force at the time. The proceedings will be conducted in the English language. Any documents submitted by the Parties in the course of the proceedings or as a result thereof will be submitted in the English language or be accompanied by a duly certified translation into English. The tribunal shall consist of a sole arbitrator appointed by the International Court of Arbitration from International Chamber of Commerce of Amsterdam.

9.	Final Provisions

	9.1	The terms and conditions of this Agreement represent final will of the Parties and supersede any prior agreement or understanding between them;

	9.2	No amendment to this Agreement shall be effective or valid unless mutually agreed upon by the Parties and duly signed by them and attached as addendum hereto;

9.3
In the event that a provision of this Agreement is declared invalid or unenforceable, the remainder of this Agreement shall remain in full force and effect, unaffected thereby. The Parties hereby undertake to replace the invalid or unenforceable provision by one that is valid and enforceable and corresponds as closely as possible with the intended purpose of the invalid or unenforceable provision;

	9.4	In the event that a provision of this agreement conflicts with a provision of either the loan or the pledge agreements (as attached in Annex 1,2&3), the provisions of this agreement shall prevail; and

	9.5	This Agreement is executed in three copies in English.

	9.6	Annexes 1-4 to this Agreement are an integral part hereto.

IN WITNESS HEREOF, the Parties hereto have executed this Agreement as of the date first above written.

For and on behalf of CME:	For and on behalf of PEM:
/s/ Mr. Alphons van Spaendonck	/s/ Mrs. Tina Hadjinicolaou

Mr. Alphons van Spaendonck	Mrs. Tina Hadjinicolaou

/s/ Pan Invest BV	/s/ Mrs. Sophia Ioannou

Pan Invest BV	Mrs. Sophia Ioannou

/s/ Adrian Sarbu

Adrian Sarbu

ANNEX 1 – LOAN AGREEMENT

Dated 12th March 2004

CME Romania BV (AS "LENDER")
And
PRO ENTERTAINMENT AND MEDIA LTD (AS "BORROWER")

LOAN AGREEMENT
To finance the purchase of shares in the Romanian companies

This LOAN AGREEMENT (hereinafter the “Agreement”) is dated 12th March 2004 and made between:

(1)
CME Romania BV, a company duly organized and existing under the laws of the Netherlands, having its registered office in Birkstraat nr. 89, 3768 HD Soest, the Netherlands, represented by its Aphons van Spaendonck si Pan Invest BV, as Managing Directors (hereinafter referred to as “CME”),

(2)
Pro Entertainment and Media Ltd. a company duly organized and existing under the laws of Cyprus, having its registered office at Julia House, 1st. Floor, 3 Themistocles Dervis Street, CY - 1066, Nicosia, Cyprus, represented by its Directors Tina Hadjinicoloannou and Sophia Ioannou, (hereinafter referred to as “PEM” or the “Borrower”), hereinafter individually or collectively referred to as the “Party” or the “Parties”.

WHEREAS:

CME has decided to finance PEM to assist in the direct or indirect purchase of 19% of the shares held in the Romanian companies Pro TV SA and Media Pro International SA by Rootland Trading Ltd and the direct purchase of 28% of the shares held in the Romanian company Media Pro SRL by Mr. Ion Tiriac. Thus CME agrees to lend PEM US$ 14,000,000.

The present loan is guaranteed through two pledge contracts enforcing a pledge over 14% of the shares held by Mr. Adrian Sarbu, a Romanian individual in the Romanian company Media Pro International SA and over 14.03 % in the Romanian company Pro TV SA, contracts which are subordinated to this loan agreement.

NOW IT IS HEREBY AGREED as follows:

1	OBJECT OF THE AGREEMENT. INTEREST

1.1	CME will lend to the Borrower an amount of US$ 14,000,000.

1.2	The purpose of the Agreement is to define the terms and conditions under which the Borrower will repay to CME the amount of US$ 14,000,000 (the “Total Amount”).

1.3
The Borrower shall pay interest on the Total Amount, adjusted accordingly as the Total Amount will be reduced further to the payments of the Due Instalments as it is stipulated by clause 2, calculated at the US$ 3 months LIBOR plus margin of 1% (hereinafter called “Interest”). The LIBOR used will be the closing rate on the day prior to a calendar quarter, as published by the British Bankers Association, and applied for a full calendar quarter.

2	REPAYMENT OF THE TOTAL PRINCIPLE AMOUNT AND TOTAL INTEREST AMOUNT

2.1	The Borrower will repay the Total Amount plus all interest accrued within a maximum of 4 (four) months from the signing date.

2.2	Interest will accrue from the date this Agreement is executed. All accrued and non-capitalised Interest will be repaid by the Borrower prior to the commencement of the repayments of principal.

2.3
The payment as provided for in clause 2.2 above must be made by the Borrower within such time frame, so that the due and payable amounts are with the accounts of CME on or before the last working day of the respective month.

2.4
All payments to be made by the Borrower to CME under this Agreement shall be made to the account of CME held at ING bank Amsterdam, Amstelplein 1, 1096 HA Amsterdam, Postbus 23432, 1100 DX Amsterdam, account number 02.17.85.619.

2.5
All amounts, as payable by Borrower to CME hereunder, shall be repaid in full without any deduction on account of any taxes, levies, duties or withholdings of any nature, except if otherwise provided by the law applicable to this Agreement.

3	CONVENANTS

PEM hereby commits that it shall declare to CME, upon request, all the engagements, commitments and obligations of the Borrower towards other banks and lenders.

The present contract enters into force on the date the money are transferred from CME to the Borrower.

4	REPRESENTATIONS AND WARRANTIES

4.1	the Borrower represents and warrants that:

(a) based on the Decision of the Directors, the Borrower has the corporate capacity to enter into, exercise its rights and perform its obligations under, the Agreement to which each of them it is a party;

(b) the present Agreement constitutes valid, binding and enforceable obligations of the Borrower in accordance its terms;

(c)
no material litigation, arbitration or administrative proceedings before or of any Court, arbitral body or public authority or other investigation is presently pending, nor is threatened, as to its best knowledge, against the Borrower or any of its assets, which might materially adversely affect the ability of the Borrower to perform its obligations under this Agreement other than those disclosed in the statement of the Company lawyer, previously communicated to CME;

(d) save as disclosed to CME in Annex 1, none of the assets of the Borrower is subject to any encumbrance, pledge, charge or lien.

(e)
Should an Event of Default occur CME has the right to either enforce the pledge agreement subordinated to this present contract (referred to in the Preamble) or to convert this loan into equity, respectively 14 % of the share capital of the Romanian company Media Pro International SA and 14.03% of the share capital of the Romanian company Pro TV SA, upon its wish.

4.2	CME represents and warrants that:

(f) all necessary consents and authority for CME to perform its obligations, as assumed under this Agreement, have been obtained;

5	EVENT OF DEFAULT

5.1	Event of Default under this Agreement shall consist of :

(i) Non payment by PEM to CME of the Total Amount plus All Accrued Interest within 4 (four) months of this Loan Agreement;

(ii) dissolution and voluntary liquidation proceedings being initiated against PEM as a result of a decision of the GMS;

(iii) reorganising and judiciary liquidation proceedings being declared against PEM by a third party

5.2	Upon the occurrence of an Event of Default CME shall have the right, by notice to the Borrower:

(i)
to declare that the Total Amounts shall become immediately due and payable with Interest accrued thereon until the date of payment, in accordance with the terms of this Agreement with any cost incurred thereby; and

(ii) to undertake any or all proceedings permitted by law or by any of the terms and provisions of this Agreement to enforce its rights under this Agreement.

6	NOTICES

6.1	Any notice, request or other communication between the Parties under this Agreement shall only be valid if made in writing and sent as follows:

(iii) by one Party to the duly representative of the other Party, with signature on receipt;

(iv) by letter with acknowledgement of receipt; or

(v) by fax with acknowledgement of receipt.

6.2	Any notice pursuant to this Agreement, shall be made by registered mail or by fax addressed to the Parties at the following addresses:

To CME Romania BV at
Birkstraat nr. 89, 3768 HD Soest, the Netherlands
Tel: 00 313 560 37855

Fax: 00 313 560 30359
For the attention of: Alphons van Spaendonck

To PEM at

Julia House, 1st. Floor, 3 Themistocles Dervis Street, CY-1066,

Nicosia, Cyprus

For the attention of: Tina Hadjinicolaou

Sophia Ioannou

7	APPLICABLE LAW. LITIGATION

7.1	This Agreement shall be construed, interpreted and governed in accordance with the laws in force of the Netherlands.

7.2
Any dispute, claim, litigation or controversy between the Parties, as arising from or in connection with the present Agreement, will be settled, if no amicable settlement is reached, by arbitration which will take place in Amsterdam. The arbitration proceedings will be conducted in accordance with the Rules of Arbitration of the United Nations Commission on International Trade Law (UNCITRAL Rules) in force at the time. The proceedings will be conducted in the English language. Any documents submitted by the Parties in the course of the proceedings or as a result thereof will be submitted in the English language or be accompanied by a duly certified translation into English. The tribunal shall consist of a sole arbitrator appointed by the International Court of Arbitration from International Chamber of Commerce of Amsterdam.

8	FINAL PROVISIONS

8.1	The terms and conditions of this Agreement represent final will of the Parties and supersede any prior agreement or understanding between them.

8.2	No amendment to this Agreement shall be effective or valid unless mutually agreed upon by the Parties and duly signed by them and attached as addendum hereto.

8.3
In the event that a provision of this Agreement is declared invalid or unenforceable, the remainder of this Agreement shall remain in full force and effect, unaffected thereby. The Parties hereby undertake to replace the invalid or unenforceable provision by one that is valid and enforceable and corresponds as closely as possible with the intended purpose of the invalid or unenforceable provision.

8.4	This Agreement is executed in three copies in English.

8.5	Annex 1 to this Contract is an integral part hereto.

IN WITNESS HEREOF, the Parties hereto have executed this Agreement as of the date first above written.

For and on behalf of CME:	For and on behalf of PEM:

/s/ Mr. Alphons van Spaendonck	/s/ Mrs. Tina Hadjinicolaou

Mr. Alphons van Spaendonck	Mrs. Tina Hadjinicolaou

/s/ Pan Invest BV	/s/ Mrs. Sophia Ioannou

Pan Invest BV	Mrs. Sophia Ioannou

ANNEX 2 – MPI PLEDGE AGREEMENT

THIS PLEDGE OVER MPI SHARES is concluded on 12th March 2004

BETWEEN

Adrian Sarbu, a citizen of Romania resident at Calea Dorobantilor nr. 230, Sector 1, Bucharest, Romania and having identity card number RT 000114 issued on 29 October 1998 by SEP, CNP 1550418400654, (hereinafter the “Pledgor”); and

CME Romania BV, a company duly organized and existing under the laws of the Netherlands, having its registered office in Birkstraat nr. 89, 3768 HD Soest, the Netherlands, represented by its Alphons van Spaendonck si Pan Invest BV, as Managing Directors (hereinafter referred to as “CME” or the “Lender”),
PREAMBLE:

The present contract is subordinated to the Loan Contract through which CME has granted a loan amounting to US$ 14,000,000 to Pro Entertainment and Media Ltd (hereinafter called the “Borrower” or “PEM”) on 12th March 2004 and was concluded in order to guarantee the payment obligations of the Borrower.
The Pledgor hereby undertakes to execute a pledge in favour of the Lender over 14% of his shares in the Romanian company Media Pro International SA (hereinafter called the “Company” or “MPI”)

1.	OBJECT OF AGREEMENT

As a guarantee for the fulfilment of the payment and all other obligations of the debtor PEM, coming from the loan contract, the Pledgor pledges through this present contract, in favour of the Lender the following:

1.1
a number of 465,080 nominal shares, issued by the Company, numbered from 358,699 to 421,998 inclusive and from 2,887,001 to 3,288,780 inclusive, with a nominal value of 100,000 lei each, amounting to a total value of 46,508,000,000 lei, representing 14% of the share capital of the Company and owned by the Pledgor. This transaction will be registered in the Company Share Register. The pledge is without dispossession.

1.2	any other rights coming from this pledge over shares, in accordance with the Romanian law

2.	AGREED TERMS

2.1   Definitions

Terms defined in the Loan Agreement have the same meanings in this pledge, unless the relevant term is otherwise defined in this pledge.

In this pledge:

“Borrower” means Pro Entertainment and Media, a Cypriot company with its headquarters at Julia House, 1st Floor, 3 Themistocles Dervis Street, CY – 1066, Nicosia, Cyprus, registration no. 105977;

“Company” means Media Pro International S.A., a company duly organized and existing under the laws of Romania, having its registered office at 25 Pache Protopopescu Blvd., District 2, Bucharest, Romania, registered with the Trade Registry under the no. J40/9244/1995

“Discharge Date” means the date on which the Lender notifies the Borrower and the Pledgor that it that all Liabilities coming from the Principal Contract have been fulfilled and that the contract has ceased its validity, no later than 15 days from the date the payment was made in full;

“Event of Default” as defined in art. 5 from the Principal Contract:

“5.	EVENT OF DEFAULT

	5.1	Event of Default under this Agreement shall consist of :

	(i)	Non payment by PEM to CME of the Total Amount plus All Accrued Interest within 4 (four) months of this Loan Agreement;

	(ii)	dissolution and voluntary liquidation proceedings being initiated against PEM as a result of a decision of the GMS;

	(iii)	reorganising and judiciary liquidation proceedings being declared against PEM by a third party

5.2	Upon the occurrence of an Event of Default CME shall have the right, by notice to the Borrower:

(vi)
to declare that the Total Amounts shall become immediately due and payable with Interest accrued thereon until the date of payment, in accordance with the terms of this Agreement with any cost incurred thereby; and

	(vii)	to undertake any or all proceedings permitted by law or by any of the terms and provisions of this Agreement to enforce its rights under this Agreement.”

"Enforcement Event" means the enforcement of the present contract as a consequence of the occurrence of a Event of Default;

“Lender” means CME ;

“Pledge” means the legal right coming from this contract, representing the guarantee belonging to the Lender for cashing the obligations coming from the Principal Contract;

“Pledged Shares” means all pledged shares held by the Pledgor in the Company, that is to say:

a number of 465,080 nominal shares, issued by the Company, numbered from 358,699 to 421,998 inclusive and from 2,887,001 to 3,288,780 inclusive, with a nominal value of 100,000 lei each, amounting to a total value of 46,508,000,000 lei, representing 14% of the share capital of the Company.

any other rights coming from this pledge over shares, in accordance with the Romanian law.

“Pledgor” means Adrian Sarbu;

“Principal Contract” means the agreement signed between the CME and PEM on 12th March 2004, under which CME has granted to PEM a loan of US$ 14,000,000 in order to finance the direct/indirect purchase of 19% of the shares held in the Company and in the Romanian company Pro TV SA by Rootland Trading Ltd. and of the direct purchase of 28% from the share held in the Romanian company Media Pro SRL by Mr. Ion Tiriac;

“Secured Liabilities” means all amounts of money owed as provided for in the Principal Contract, meaning the Total Amount of USD 14,000,000 plus all accrued interest and all other amounts afferent to this present contract and to the Principal Contract;

2.2   References to documents and legislation

Should this present pledge contract make reference to Company documents or any other documents, the documents in force at the date of such reference will be taken into consideration.

Any reference to any law, legislative act or administrative act of any kind shall, the laws, legislative acts or administrative ones at the date of such reference will be taken into consideration.

3	Pledge

3.1   Pledge

As a security for the payment of the Secured Liabilities, the Pledgor hereby irrevocably and unconditionally pledges to the Lender.

(a)	the Pledged Shares as per art. 1 above;

(b)	all other rights coming from the Pledge under Romanian law .

3.2   Discharge

This pledge shall be a continuing security until the fulfilment of all Secured Liabilities and shall not be discharged until the Discharge Date.

4.	Lender’s rights in respect of Pledged Shares

4.1	Dividends and voting rights before Enforcement Event

Until the occurrence of an Enforcement Event:

(a) all dividends, interest and other monies payable to the Pledgor in respect of any Pledged Shares will belong to the Pledgor ; and

(b) the Pledgor will be entitled to exercise all voting rights attached to the Pledged Shares as registered owner .

4.2	Dividends and voting rights after Enforcement Event

After the occurrence of an Enforcement Event, in accordance with the provisions of article 73 Title VI,Chapter 5 of Law 99/1999:

(a) if any Pledged Shares are not then registered in the name of the Lender, the Lender will be entitled to become so registered;

(b)
all dividends, interest and other monies payable in respect of any Pledged Shares (whether registered in the name of the Lender or the Pledgor) will be payable to and may be applied by the Lender the in reduction of the Secured Liabilities; and

(c)
the Lender will be entitled to exercise all voting rights attached to any Pledged Shares registered in the name of the Lender as if they were the sole registered owner and, in the case of any Pledged Shares, registered in the name of the Pledgor, the Pledgor will exercise any such voting rights as directed by the Lender.

5.	Enforcement of the Pledge

Should there be any breach of the obligations assumed, respectively should an Enforcement Event occur, as defined in art. 2.1 above, the Lender can proceed to the execution of the Pledge as follows:

5.1	Statutory notice

Will be made in accordance with the provisions of law 99/1999, with the obligatory mention:

IN THE EVENT OF DEFAULT THE LENDER CAN USE THEIR OWN MEANS TO TAKE POSSESSION OF THE PLEDGED SHARES.

“IN CAZ DE NEEXECUTARE CREDITORUL (CME) POATE FOLOSI MIJLOACELE PROPRII PENTRU LUAREA IN POSESIE A ACTIUNILOR GAJATE”

5.2	Powers arising

The powers of enforcement and all other powers conferred by this agreement and by law 99/1999 will arise upon signing of this agreement by the Pledgor and the Lender.

5.3	Powers exercisable

The powers of enforcement and all other powers conferred by this agreement and by law 99/1999 will be exercisable immediately upon or at any time after an Enforcement Event has occurred.

6.	Powers of Enforcement of the Lender on and after occurrence of an Enforcement Event

6.1
On the occurrence of an Enforcement Event, the Pledge created under clause 1 shall become immediately enforceable. At any time thereafter, the Lender shall have the right to initiate the enforcement procedure, and to exercise all the rights, contemplated by Title VI, Chapter 5 of Law 99/1999 including (without limitation) the following:

	(a)	appropriate the whole or any part of the Pledged Shares, and take possession and full rights of ownership of the Pledged Shares, in or towards satisfaction of the Secured Liabilities; or

(b)
sell and dispose of the whole or any part of the Pledged Shares, by public auction, private tender, private treaty or otherwise, and appropriate the proceeds of any such sale or disposal in or towards the satisfaction of the Secured Liabilities; and/or

	(c)	proceed to enforce this pledge agreement through the courts or in any other manner permitted by law.

6.2	Power to appropriate the Pledged Shares

The Pledgor hereby agrees, as contemplated by article 73 of Title VI, Chapter V of Law 99/1999 that the Lender may appropriate the Pledged Shares itself or themselves in any sale, without first giving the opportunity to third parties to participate in such sale.

If the Lender elect to appropriate the Pledged Shares (or part) pursuant to clause 6.1 (a), then the value of the Pledged Shares applied towards satisfaction of the Secured Liabilities shall be determined:

	(a)	by agreement between the Lender and the Pledgor;

	(b)	in default of such agreement, by an independent expert in the valuation of shares in companies in Romania (a “Valuer”) nominated jointly by the parties; or

	(c)	if the parties cannot agree on the identity of an appropriate Valuer, a Valuer appointed by the Lender.

The costs of the Valuer shall be added to the Total Amount from the Principal Contract.

6.3	Liability of the Lender

The Lender shall not be liable (to the fullest extent permitted by law) for any losses incurred on any sale or other disposal of any Pledged Shares.

7.	Representations and warranties

7.1	Representations and warranties

The Pledgor represents and warrants to the Lender that:

it has full power and authority, and has taken all necessary corporate action, to enter into and perform all its obligations under this pledge;

(b) the Pledged Shares and each part of them are free from any encumbrance;

the Pledgor has obtained the approval of the shareholders of the Company for pledging these shares in favour of CME;

no other approvals, or registrations are required in connection with this pledge;

when registered in accordance with clause 8.2, this pledge will rank as a first priority pledge over all the Pledged Shares and shall be legal, valid, binding and enforceable in accordance with its terms; and

the Pledgor is the sole owner of the Pledged Shares with good and absolute title thereto and the Pledged Shares are fully paid and represent 14% of the entire issued share capital of the Company.

7.2	The representations and warranties listed in clause 7.1 will be considered as being granted by the Pledgor on each day until the Discharge Date in relation to the then existing circumstances.

8.	Covenants

8.1	Convenant

The Pledgor undertakes to the Lender that it will not create or have outstanding any security on or over the Pledged Shares to secure a new indebtedness for borrowed money notwithstanding the provisions of the article 22 Title VI, Chapter 2 of Law 99/1999 concerning early repayment.

8.2	Registration

The Pledgor hereby authorises and directs the Company lawyer – Mrs. Liana Petrovici and/or the CME lawyer Mss. Cosmina Oanea (“hereinafter called the “Lawyers”) at any time and from time to time to register this pledge, at the cost of the Pledgor, in any registry or archive as may be required by law or otherwise as deemed appropriate by the Agent and shall procure that the existence and extent of this pledge shall be registered against the name of the Pledgor in the shareholders’ register of the Company for the duration of this pledge.

8.3  Perfection

The Pledgor hereby undertakes that, at any time and from time to time at the request of the Lender, it shall:

(a) deposit with the Lawyers all certificates, other documents of title and evidence of ownership in relation to the Pledged Shares and their related rights;

(b)
sign and deliver to the Lawyers all share transfers, additional acts to the constitution of the Company and such other documents as may be required by the them to vest or transfer title to the Pledged Shares in nominees for the Lender or any third party.

9.	Indemnities

The Pledgor will indemnify the Lender against any and all loss it may suffer or incur resulting from:

(a) any form of execution, sequestration or other claim against the Pledged Shares (or any of them);

(b) all costs, fees, taxes and expenses incurred by it in connection with the enforcement and/or preservation of their rights under this pledge.

10.	Confirmations and acknowledgements

10.1	Further assurance

The Pledgor agrees that, at any time and from time to time on the request of the Lender, it will promptly execute and deliver to the Lender such further instruments, certificates, documents of title and other documents as the Lender may reasonably require to obtain the full benefit of this pledge and the rights and powers vested in the Lender under this pledge and will promptly execute all documents as may be necessary, and make all applications, filings and registrations necessary or in the opinion of the Lender desirable to maintain the pledge created under clause 1 current, valid and effective.

10.3	Executory Title

This pledge shall constitute an executory title (titlu executoriu) as referred to in article 17 of Title VI, Chapter 2 of Law 99/1999.

11.	Miscellaneous

11.1	No waiver

No right granted to the Lender under this pledge shall be prejudiced by any delay in exercising it or by any other act done or omitted by any party to this pledge which, but for this clause, might have been deemed a waiver or such right, nor will the exercise of any right preclude the further exercise of such right or any other right.

11.2	Provisions severable

Should any of the provisions of this contract be declared void, the remaining provisions will continue their validity.

12.	Law and Jurisdiction

12.1  Law

This pledge is governed by Romanian law.

12.2   Jurisdiction

(a)
Should any disputes related to the signing, execution or termination of this pledge occur, the parties agree that these are settled by arbitration at the International Commercial Arbitration Court functioning within the Romanian Chamber of Commerce and Industry.

(b)	The disputes shall be settled under the arbitration rules issued by the Romanian Chamber of Commerce and Industry.

(c)	The language of any arbitral proceedings shall be the English language.

(d)	The arbitral award will be final and binding.

THIS PLEDGE is concluded in Bucharest on 12th March 2004 in six copies, three in the English language and three in the Romanian language, one copy in each language for the Pledgor, the Lender and the Company, each of which shall constitute an original. In the event of any conflict or inconsistency between the version of this pledge in the English language and the version in the Romanian language, the version in the English language shall prevail.

/s/ Adrian Sarbu

SIGNED by ADRIAN SARBU
(as Pledgor)

/s/ Alphons van Sapendonck	/s/ Pan Invest BV

SIGNED by Alphons van Sapendonck	Pan Invest BV
for and on behalf of CME Romania BV
(as Lender)

DATED 12 MARCH 2004

______________________________________________________________________________

SHARES PLEDGE AGREEMENT

______________________________________________________________________________

ADRIAN SARBU (as pledgor)

CME ROMANIA BV (as lender)

ANNEX 3 – PRO TV PLEDGE AGREEMENT

THIS PLEDGE OVER PRO TV SHARES is concluded on 12th March 2004

BETWEEN

Adrian Sarbu, a citizen of Romania resident at Calea Dorobantilor nr. 230, Sector 1, Bucharest, Romania and having identity card number RT 000114 issued on 29 October 1998 by SEP, CNP 1550418400654, (hereinafter the “Pledgor”); and

CME Romania BV, a company duly organized and existing under the laws of the Netherlands, having its registered office in Birkstraat nr. 89, 3768 HD Soest, the Netherlands, represented by its Alphons van Spaendonck si Pan Invest BV, as Managing Directors (hereinafter referred to as “CME” or the “Lender”),
PREAMBLE:

The present contract is subordinated to the Loan Contract through which CME has granted a loan amounting to US$ 14,000,000 to Pro Entertainment and Media Ltd (hereinafter called the “Borrower” or “PEM”) on 12th March 2004 and was concluded in order to guarantee the payment obligations of the Borrower.

The Pledgor hereby undertakes to execute a pledge in favour of the Lender over 14.03% of his shares in the Romanian company Pro TV SA (hereinafter called the “Company” or “PRO TV”)

1.	OBJECT OF AGREEMENT

As a guarantee for the fulfilment of the payment and all other obligations of the debtor PEM, coming from the loan contract, the Pledgor pledges through this present contract, in favour of the Lender the following:

1.3
a number of 173 nominal shares, issued by the Company, numbered from 552 to 698 inclusive and from 700 to 725 inclusive, with a nominal value of 100,000 lei each, amounting to a total value of 17,300,000 lei, representing 14.03% of the share capital of the Company and owned by the Pledgor. This transaction will be registered in the Company Share Register. The pledge is without dispossession.

1.4	any other rights coming from this pledge over shares, in accordance with the Romanian law

2.	AGREED TERMS

3.3	Definitions

Terms defined in the Loan Agreement have the same meanings in this pledge, unless the relevant term is otherwise defined in this pledge.

In this pledge:

“Borrower” means Pro Entertainment and Media, a Cypriot company with its headquarters at Julia House, 1st Floor, 3 Themistocles Dervis Street, CY – 1066, Nicosia, Cipru, registration no. 105977

“Company” means Pro TV S.A., a company duly organized and existing under the laws of Romania, having its registered office at 109 Pache Protopopescu Blvd., District 2, Bucharest, Romania, registered with the Trade Registry under CUI 2835638

“Discharge Date” means the date on which the Lender notifies the Borrower and the Pledgor that it that all Liabilities coming from the Principal Contract have been fulfilled and that the contract has ceased its validity, no later than 15 days from the date the payment was made in full;

“Event of Default” as defined in art. 5 from the Principal Contract:

“5.	EVENT OF DEFAULT
5.1	Event of Default under this Agreement shall consist of :

(iv) Non payment by PEM to CME of the Total Amount plus All Accrued Interest within 4 (four) months of this Loan Agreement;

(v) dissolution and voluntary liquidation proceedings being initiated against PEM as a result of a decision of the GMS;

(vi) reorganising and judiciary liquidation proceedings being declared against PEM by a third party

	5.2	Upon the occurrence of an Event of Default CME shall have the right, by notice to the Borrower:

(viii)
to declare that the Total Amounts shall become immediately due and payable with Interest accrued thereon until the date of payment, in accordance with the terms of this Agreement with any cost incurred thereby; and

(ix) to undertake any or all proceedings permitted by law or by any of the terms and provisions of this Agreement to enforce its rights under this Agreement.”

"Enforcement Event" means the enforcement of the present contract as a consequence of the occurrence of an Event of Default;

“Lender” means CME;

“Pledge” means the legal right coming from this contract, representing the guarantee belonging to the Lender for cashing the obligations coming from the Principal Contract;

“Pledged Shares” means all pledged shares held by the Pledgor in the Company, that is to say:

(a)
a number of 173 nominal shares, issued by the Company, numbered from 552 to 698 inclusive and from 700 to 725 inclusive, with a nominal value of 100,000 lei each, amounting to a total value of 17,300,000 lei, representing 14.03% of the share capital of the Company and owned by the Pledgor. This transaction will be registered in the Company Share Register. The pledge is without dispossession.

(b) any other rights coming from this pledge over shares, in accordance with the Romanian law

“Pledgor” means Adrian Sarbu;

“Principal Contract” means the agreement signed between the CME and PEM on 12th March 2004, under which CME has granted to PEM a loan of US$ 14,000,000 in order to finance the direct/indirect purchase of 19% of the shares held in the Company and in the Romanian company Media Pro International SA by Rootland Trading Ltd. and of the direct purchase of 28% from the share held in the Romanian company Media Pro SRL by Mr. Ion Tiriac;

“Secured Liabilities” means all amounts of money owed as provided for in the Principal Contract, meaning the Total Amount of USD 14,000,000 plus all accrued interest and all other amounts afferent to this present contract and to the Principal Contract;

3.4	References to documents and legislation

Should this present pledge contract make reference to Company documents or any other documents, the documents in force at the date of such reference will be taken into consideration.

Any reference to any law, legislative act or administrative act of any kind shall, the laws, legislative acts or administrative ones at the date of such reference will be taken into consideration.

4	Pledge

4.1	Pledge

As a security for the payment of the Secured Liabilities, the Pledgor hereby irrevocably and unconditionally pledges to the Lender.

(a) the Pledged Shares as per art. 1 above;

(b) all other rights coming from the Pledge under Romanian law .

4.2	Discharge

This pledge shall be a continuing security until the fulfilment of all Secured Liabilities and shall not be discharged until the Discharge Date.

4.	Lender’s rights in respect of Pledged Shares

4.1	Dividends and voting rights before Enforcement Event

Until the occurrence of an Enforcement Event:

(a) all dividends, interest and other monies payable to the Pledgor in respect of any Pledged Shares will belong to the Pledgor ; and

(b) the Pledgor will be entitled to exercise all voting rights attached to the Pledged Shares as registered owner .

4.2	Dividends and voting rights after Enforcement Event

After the occurrence of an Enforcement Event, in accordance with the provisions of article 73 Title VI,Chapter 5 of Law 99/1999:

(a) if any Pledged Shares are not then registered in the name of the Lender, the Lender will be entitled to become so registered;

(b)
all dividends, interest and other monies payable in respect of any Pledged Shares (whether registered in the name of the Lender or the Pledgor) will be payable to and may be applied by the Lender the in reduction of the Secured Liabilities; and

(c)
the Lender will be entitled to exercise all voting rights attached to any Pledged Shares registered in the name of the Lender as if they were the sole registered owner and, in the case of any Pledged Shares, registered in the name of the Pledgor, the Pledgor will exercise any such voting rights as directed by the Lender.

5.	Enforcement of the Pledge

Should there be any breach of the obligations assumed, respectively should an Enforcement Event occur, as defined in art. 2.1 above, the Lender can proceed to the execution of the Pledge as follows:

5.2	Statutory notice

Will be made in accordance with the provisions of law 99/1999, with the obligatory mention:

IN THE EVENT OF DEFAULT THE LENDER CAN USE THEIR OWN MEANS TO TAKE POSSESSION OF THE PLEDGED SHARES.

“IN CAZ DE NEEXECUTARE CREDITORUL (CME) POATE FOLOSI MIJLOACELE PROPRII PENTRU LUAREA IN POSESIE A ACTIUNILOR GAJATE”

5.2	Powers arising

The powers of enforcement and all other powers conferred by this agreement and by law 99/1999 will arise upon signing of this agreement by the Pledgor and the Lender.

5.3	Powers exercisable

The powers of enforcement and all other powers conferred by this agreement and by law 99/1999 will be exercisable immediately upon or at any time after an Enforcement Event has occurred.

6.	Powers of Enforcement of the Lender on and after occurrence of an Enforcement Event

6.1
On the occurrence of an Enforcement Event, the Pledge created under clause 1 shall become immediately enforceable. At any time thereafter, the Lender shall have the right to initiate the enforcement procedure, and to exercise all the rights, contemplated by Title VI, Chapter 5 of Law 99/1999 including (without limitation) the following:

(a) appropriate the whole or any part of the Pledged Shares, and take possession and full rights of ownership of the Pledged Shares, in or towards satisfaction of the Secured Liabilities; or

(b)
sell and dispose of the whole or any part of the Pledged Shares, by public auction, private tender, private treaty or otherwise, and appropriate the proceeds of any such sale or disposal in or towards the satisfaction of the Secured Liabilities; and/or

(c) proceed to enforce this pledge agreement through the courts or in any other manner permitted by law.

6.2	Power to appropriate the Pledged Shares

The Pledgor hereby agrees, as contemplated by article 73 of Title VI, Chapter V of Law 99/1999 that the Lender may appropriate the Pledged Shares itself or themselves in any sale, without first giving the opportunity to third parties to participate in such sale.

If the Lender elect to appropriate the Pledged Shares (or part) pursuant to clause 6.1 (a), then the value of the Pledged Shares applied towards satisfaction of the Secured Liabilities shall be determined:

(a) by agreement between the Lender and the Pledgor;

(b) in default of such agreement, by an independent expert in the valuation of shares in companies in Romania (a “Valuer”) nominated jointly by the parties; or

(c) if the parties cannot agree on the identity of an appropriate Valuer, a Valuer appointed by the Lender.

The costs of the Valuer shall be added to the Total Amount from the Principal Contract.

6.3	Liability of the Lender

The Lender shall not be liable (to the fullest extent permitted by law) for any losses incurred on any sale or other disposal of any Pledged Shares.

7.	Representations and warranties

7.1	Representations and warranties

The Pledgor represents and warrants to the Lender that:

it has full power and authority, and has taken all necessary corporate action, to enter into and perform all its obligations under this pledge;

(b) the Pledged Shares and each part of them are free from any encumbrance;

the Pledgor has obtained the approval of the shareholders of the Company for pledging these shares in favour of CME;

no other approvals, or registrations are required in connection with this pledge;

when registered in accordance with clause 8.2, this pledge will rank as a first priority pledge over all the Pledged Shares and shall be legal, valid, binding and enforceable in accordance with its terms; and

the Pledgor is the sole owner of the Pledged Shares with good and absolute title thereto and the Pledged Shares are fully paid and represent 14% of the entire issued share capital of the Company.

7.2	The representations and warranties listed in clause 7.1 will be considered as being granted by the Pledgor on each day until the Discharge Date in relation to the then existing circumstances.

8.	Covenants

8.1	Convenant

The Pledgor undertakes to the Lender that it will not create or have outstanding any security on or over the Pledged Shares to secure a new indebtedness for borrowed money notwithstanding the provisions of the article 22 Title VI, Chapter 2 of Law 99/1999 concerning early repayment.

8.2	Registration

The Pledgor hereby authorises and directs the Company lawyer – Mrs. Liana Petrovici and/or the CME lawyer Mss. Cosmina Oanea (“hereinafter called the “Lawyers”) at any time and from time to time to register this pledge, at the cost of the Pledgor, in any registry or archive as may be required by law or otherwise as deemed appropriate by the Agent and shall procure that the existence and extent of this pledge shall be registered against the name of the Pledgor in the shareholders’ register of the Company for the duration of this pledge.

8.3 Perfection

The Pledgor hereby undertakes that, at any time and from time to time at the request of the Lender, it shall:

(a) deposit with the Lawyers all certificates, other documents of title and evidence of ownership in relation to the Pledged Shares and their related rights;

(b)
sign and deliver to the Lawyers all share transfers, additional acts to the constitution of the Company and such other documents as may be required by the them to vest or transfer title to the Pledged Shares in nominees for the Lender or any third party.

9.	Indemnities

The Pledgor will indemnify the Lender against any and all loss it may suffer or incur resulting from:

(a) any form of execution, sequestration or other claim against the Pledged Shares (or any of them);

(b) all costs, fees, taxes and expenses incurred by it in connection with the enforcement and/or preservation of their rights under this pledge.

10.	Confirmations and acknowledgements

10.1	Further assurance

The Pledgor agrees that, at any time and from time to time on the request of the Lender, it will promptly execute and deliver to the Lender such further instruments, certificates, documents of title and other documents as the Lender may reasonably require to obtain the full benefit of this pledge and the rights and powers vested in the Lender under this pledge and will promptly execute all documents as may be necessary, and make all applications, filings and registrations necessary or in the opinion of the Lender desirable to maintain the pledge created under clause 1 current, valid and effective.

10.3	Executory Title

This pledge shall constitute an executory title (titlu executoriu) as referred to in article 17 of Title VI, Chapter 2 of Law 99/1999.

11.	Miscellaneous

11.1	No waiver

No right granted to the Lender under this pledge shall be prejudiced by any delay in exercising it or by any other act done or omitted by any party to this pledge which, but for this clause, might have been deemed a waiver or such right, nor will the exercise of any right preclude the further exercise of such right or any other right.

11.2	Provisions severable

Should any of the provisions of this contract be declared void, the remaining provisions will continue their validity.

12.	Law and Jurisdiction

12.1 Law

This pledge is governed by Romanian law.

12.2   Jurisdiction

(a)
Should any disputes related to the signing, execution or termination of this pledge occur, the parties agree that these are settled by arbitration at the International Commercial Arbitration Court functioning within the Romanian Chamber of Commerce and Industry.

(b)	The disputes shall be settled under the arbitration rules issued by the Romanian Chamber of Commerce and Industry.

(c)	The language of any arbitral proceedings shall be the English language.

(d)	The arbitral award will be final and binding.

THIS PLEDGE is concluded in Bucharest on 12th March 2004 in six copies, three in the English language and three in the Romanian language, one copy in each language for the Pledgor, the Lender and the Company, each of which shall constitute an original. In the event of any conflict or inconsistency between the version of this pledge in the English language and the version in the Romanian language, the version in the English language shall prevail.

/s/ Adrian Sarbu

SIGNED by ADRIAN SARBU
(as Pledgor)

/s/ Alphons van Sapendonck	/s/ Pan Invest BV

SIGNED by Alphons van Sapendonck	Pan Invest BV
for and on behalf of CME Romania BV
(as Lender)

DATED 12 MARCH 2004

______________________________________________________________________________

SHARES PLEDGE AGREEMENT

______________________________________________________________________________

ADRIAN SARBU (as pledgor)

CME ROMANIA BV (as lender)

ANNEX 4 – THE MINORITY PROTECTION RIGHTS TO BE INCLUDED IN THE COOPERATION AGREMENT DATED 04.08.1995

5.9	GMS Voting Requirements for Certain Decisions

The Parties agree that, on the following matters, the decision of the GMS shall be required by the affirmative vote of the holders of a simple majority of the shares entitled to vote, plus the affirmative vote of Sarbu:

5.9.1	The transfer of shares by any Shareholder to a third party not in accordance with the provisions of Section 5.6 above.
5.9.2
The creation or issuance of any shares, or the grant or agreement to grant any option over shares, on any uncalled capital of the Company, or the issue of any obligations of the Company convertible into shares of the Company.

5.9.3	The admission of any persons as shareholders of the Company through the issuance and subscription of additional Company shares, expect as otherwise provided in this Agreement.
5.9.4	The sale, lease, transfer, purchase, mortgaging, or modification of any freehold or leasehold property of the company or of any interest therein for an amount over U.S. $5,000,000 or its equivalent.
5.9.5	The modifying the main object of activity of the Company, adding or removing certain activities related to the main object of activity of the company.
5.9.6	The borrowing of any money from any person in an amount over US $5,000,000 or its equivalent.
5.9.7	The lending of any money to any person.
5.9.8	The factoring or assignment of any of the book debts of the Company.
5.9.9	The amalgamation or merger and any other transforming or ceasing modality of the Company.
5.9.10
The fixing or payment of the remuneration of any Administrator, or the provision of benefits of any nature whatsoever to any Administrator, former Administrator, or members of such Administrator’s or former Administrator’s family.

5.9.11	The dissolution and voluntary liquidation proceedings being initiated against the Company as a result of a decision of the GMS.
5.9.12	The creation of any mortgage, charge, lien, or encumbrance on any assets of the Company over U.S. $5,000,000 or its equivalent.
5.9.13
The entering into of any contract of a material nature outside the normal course of business including, without limitation, the disposal of a material part of the business or undertaking of the Company.

5.9.14	The entering into of any transaction with CME, Sarbu or with any other company or undertaking owned or controlled by either of them or by any person which itself owns or controls either of them.
5.9.15
The appointment or removal, or the establishment or modification of the scope of authority, of any chief executive, managing director, or other executive officer of the Company, except with regard to the appointment and authority of such officers as explicitly set forth in this Agreement.

For all matters described above, the written decision of the GMS shall be required and such actions shall not be authorized or binding upon the Company is taken by the Council of Administration, the Board of Directors, or the General Director absent such written GMS decision.

The Constitutive documents of Pro TV and Media Pro International (namely Article 9.5 of the Statutes) are to be modified according to the provisions of Appendix 3.